UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01 Other Events

On September 18, 2024, Comstock Fuels Corporation (“Comstock Fuels”), a wholly owned subsidiary of Comstock Inc. (the “Company”), executed a term sheet with SACL Pte. Ltd. (“SACL”), a Singapore-based project development and management company that intends to develop renewable energy projects in Australia and New Zealand (the “Territory”). The term sheet is non-binding, but binding in respect of the essential economic terms until such time as definitive agreements are executed amongst the parties.

Comstock Fuels will grant SACL an exclusive marketing agreement for Comstock Fuels’ advanced lignocellulosic biomass refining processes in Australia and New Zealand, and a master non-exclusive license to certain intellectual property for the sole purpose of developing, financing, constructing, and the ongoing management of renewable fuels production facilities (each, a “Licensed Facility”) in the Territory.

Comstock Fuels and the owner of each Licensed Facility (“Producer”) will execute a separate non-exclusive, site-specific license agreement (“Site License Agreement”) for the development, financing, construction, and management of the corresponding Licensed Facility, and the direct use of the certain intellectual property of Comstock Fuels to produce and sell renewable fuels and related products.

Comstock Fuels will contribute the site-specific license to develop, finance, build, and manage the corresponding Licensed Facility in exchange for 20% of Producer’s fully diluted equity on a post-money basis after completion of construction financing for the corresponding Licensed Facility or scope expansion.

Comstock Fuels will provide each Producer with engineering support services in exchange for 3% of each applicable Producer’s total capital and construction costs, increasing to 6% at and above a capacity of 250,000 MTPY, including an initial upfront payment of $2,500,000 payable upon execution of each applicable Site License Agreement.

Each applicable Producer will also agree to pay to Comstock Fuels an ongoing royalty fee equal to 3% of the total sales of licensed products by each Licensed Facility (“Royalty Fees”), increasing to 6% at and above a capacity of 250,000 metric tons per year (“MTPY”). Royalty Fees shall be paid monthly.

The non-binding term sheet terminates if the execution and delivery of mutually acceptable, definitive documents does not occur on or before November 30, 2024.

A copy of the press release announcing the transactions described herein is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: September 18, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer